UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 24, 2010

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”) filed by Barnes & Noble, Inc. (the “Company”) on August 24, 2010, in connection with the Company’s announcement of its financial results for the first quarter ended July 31, 2010 (the “Press Release”).  The Company is furnishing this Form 8-K/A for the purpose of amending the disclosure under Item 2.02 of the Form 8-K and to provide a correction to the Press Release that was furnished as Exhibit 99.1 to the Form 8-K.

The disclosure under Item 2.02 is amended by replacing the first sentence of that section with the following:  “On August 24, 2010, Barnes & Noble, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended July 31, 2010 (the “Press Release”).”  The Form 8-K incorrectly stated that the financial results that were announced were for the first quarter ended July 31, 2011.  Exhibit 99.1 is amended by amending the third paragraph of the Company’s guidance to read:  “The second quarter earnings per share is expected to be in a range of $0.05 to a loss of $0.25.”  The Press Release attached as Exhibit 99.1 to the Form 8-K incorrectly stated that the second quarter loss per share is expected to be in a range of $0.05 to a loss of $0.25.  The updated version of the Press Release is attached as Exhibit 99.1 hereto and supersedes Exhibit 99.1 to the Form 8-K in its entirety.

The information in this Form 8-K/A and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1 the Company uses the non-GAAP financial measure of EBITDA (defined by the Company as earnings before interest, taxes, depreciation and amortization).

The Company’s management reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations.  Given the recent changes in the Company’s business and their impact on the current quarter, the Company believes that the inclusion of EBITDA results provides investors useful and important information regarding the Company’s operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.  The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     99.1  Press Release of Barnes & Noble, Inc., dated August 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

		By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date:	August 24, 2010

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated August 24, 2010